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                                                                   EXHIBIT 23(a)

                      INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statement of CNB, Inc. on Form S-4 of our report dated January 19, 1996, appearing in the Annual Report on Form 10-KSB/A of CNB, Inc. for the year ended December 31, 1995, and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

                                                 /s/ OSBURN, HENNING AND COMPANY
                                                 -------------------------------
                                                 OSBURN, HENNING AND COMPANY

Orlando, Florida
July 17, 1996